UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2009

United Fire & Casualty Company
 (Exact name of registrant as specified in its charter)

Iowa	001-34257	42-0644327
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (319) 399-5700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2009, United Fire & Casualty Company issued a press release announcing that Jack B. Evans, vice chairman of our board, had been named interim chairman of the board of directors. Evans will immediately assume the post left vacant by the untimely passing of J. Scott McIntyre Jr., who died on Tuesday, October 6, 2009, after serving as our chairman for the past 34 years. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release, dated October 7, 2009, announcing the appointment of Jack B. Evans as interim chairman of the board of United Fire & Casualty Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company
(Registrant)
October 8, 2009

(Date)
/s/ Randy A. Ramlo

Randy A. Ramlo, President and Chief Executive Officer

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